SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 9, 2009
ZAPATA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Nevada

(State or Other Jurisdiction of Incorporation)

1-4219	74-1339132

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 3 — Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
(a), (b)
     On July 9, 2009, Zapata Corporation (the “Registrant”) notified the New York Stock Exchange (“NYSE”) of its belief that as a result of certain changes in the composition of its Board of Directors, the Registrant is no longer in compliance with the standards under Sections 303A.06 and 303A.07 of the NYSE Listed Company Manual relating to audit committee composition and independence. These changes occurred in connection with the sales by The Malcolm I. Glazer Family Limited Partnership and other Glazer family members on July 9, 2009 (the “Sale Transaction”) of their shares of the Registrant’s common stock to Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”), Global Opportunities Breakaway Ltd. (the “Global Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Situations Fund”, and collectively with the Master Fund and the Global Fund, the “Purchasers”). A description of this transaction is described in Item 5.01 of this Current Report on Form 8-K and such item is incorporated by reference into this Item 3.01.
     On July 10, 2009, the Registrant received a letter from the NYSE noting this deficiency and acknowledging receipt of the Registrant’s notice of the same.
     At the Registrant’s 2009 Annual Meeting of Stockholders held on July 9, 2009, two new directors, Philip A. Falcone and Corinne J. Glass, were elected to the Registrant’s Board of Directors in place of two incumbent directors who were not re-elected, Warren H. Gfeller and John R. Halldow. Also on July 9, 2009, following the meeting and as part of the Sale Transaction, four of the Company’s incumbent directors, Avram A. Glazer, Bryan G. Glazer, Darcie S. Glazer and Edward S. Glazer, each resigned and two new directors, Lawrence M. Clark, Jr., and Peter A. Jenson, were appointed to fill two of the four remaining Board vacancies.
     The two directors who were not re-elected, Warren H. Gfeller and John R. Halldow, both served on the Board of Directors’ Audit Committee. The Audit Committee is now comprised of one director, Robert V. Leffler, Jr. The Registrant believes that Mr. Leffler does not meet the requirements of an audit committee financial expert. Each of the four new directors is a designee of the Purchasers’ representative, Harbinger Capital Partners, LLC (“Harbinger LLC”) and has not been appointed to the Audit Committee.
     Section 303A.06 of the NYSE Listed Company Manual requires listed companies to have an audit committee that satisfies the requirements of Rule 10A-3 under the Securities and Exchange Act of 1934 (the “Exchange Act”). Rule 10A-3(b)(1)(ii)(B) of the Exchange Act requires that the members of the audit committee be independent under the standards set forth therein. Due to the affiliation with the Purchasers, the Registrant does not believe that the new Board members would meet these independence standards for service on the Audit Committee.
     Section 303A.07 of the NYSE Listed Company Manual requires a listed company’s audit committee to have a minimum of three independent directors, at least one of whom is an audit committee financial expert. The Registrant does not presently have three independent directors qualified to serve on the Board’s Audit Committee or an audit committee financial expert, and thus is not in compliance with Section 303A.07 of the NYSE Listed Company Manual.
     The Registrant plans to diligently proceed in a search for suitable candidates to the Board and Audit Committee and intends to comply with the requirements of Sections 303A.06 and 303A.07 of the NYSE Listed Company Manual as soon as practicable.
Section 5 — Corporate Governance and Management

Item 5.01	Changes in Control of Registrant

(a) As previously reported by the Registrant in a Current Report on Form 8-K filed June 23, 2009, on June 17, 2009, Malcolm I. Glazer, Linda Glazer, The Malcolm I. Glazer Family Limited Partnership (the “Glazer LP”), and Avram A. Glazer (collectively, the “Sellers”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with the Purchasers, regarding the sale of shares of common stock of the Registrant held by the Sellers to the Purchasers pursuant to which: (i) the Glazer LP agreed to sell 9,813,112 shares; (ii) Linda Glazer agreed to sell 6,400 shares; (iii) Malcolm Glazer agreed to sell 28,052 shares; and (iv) Avram A. Glazer agreed to sell 41,120 shares, for a price per share of $7.50, or $74,165,130 in the aggregate. In each case, the shares to be sold constitute all of the shares of the Registrant’s common stock beneficially owned by the Sellers. The Share Purchase Agreement also covers the sale of 757,907 shares of common stock of the Registrant’s majority-owned subsidiary, Zap.Com Corporation (“Zap.Com”) to the Purchasers by the Glazer LP (707,907 shares) and Avram Glazer (50,000 shares) for the price of $2.00 in the aggregate.
     In addition, the Sellers granted to Harbinger LLC, the representative for the Purchasers, an irrevocable proxy to vote the shares of the Registrant’s common stock owned by the Sellers for the election of Avram Glazer and two designees of Harbinger LLC, Philip Falcone and Corrine Glass, to the Registrant’s Board of Directors at the Registrant’s 2009 Annual Meeting of Stockholders, held on July 9, 2009. The common stock is the Registrant’s only outstanding class of stock as of the date of this Current Report on Form 8-K.
     On July 9, 2009, at the Registrant’s Annual Meeting of Stockholders, Avram Glazer was re-elected and Philip Falcone and Corinne Glass were elected to the Company’s Board of Directors in place of two incumbent directors, Warren H. Gfeller and John R. Halldow. Also on July 9, 2009, following the Annual Meeting of Stockholders, the Sellers and Purchasers completed the sale contemplated by the Share Purchase Agreement. As part of the closing, and incumbent directors Avram Glazer, Bryan Glazer, Darcie Glazer and Edward Glazer resigned from the Board and Harbinger LLC designees, Lawrence Clark and Peter Jenson, were elected to the Board of Directors. The Purchasers also completed the purchase of an aggregate of 49,278 shares of the Registrant’s common stock pursuant to a purchase agreement with Bryan Glazer, Edward Glazer and Joel Glazer (collectively with the Share Purchase Agreement, the “Purchase Agreements”) for an aggregate of 9,937,962 shares of Registrant’s common stock. Also, as part of the closing, Avram Glazer agreed to terminate his stock options in the Registrant and Zap.Com without cost.
     The 3,312,654 shares of the Registrant’s common stock acquired by the Master Fund under the Purchase Agreements may be deemed to be beneficially owned by (i) the Master Fund and (ii) Harbinger LLC, as the investment manager of the Master Fund, and each has shared voting power as to the 3,312,654 shares. The 3,312,654 shares of the Registrant’s common stock acquired by the Special Situations Fund under the Purchase Agreements may be deemed to be beneficially owned by (i) the Special Situations Fund and (ii) Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), as the general partner of the Special Situations Fund, and each has shared voting power as to the 3,312,654 shares. The 3,312,654 shares of the Registrant’s common stock acquired by the Global Fund (together with the Master Fund and the Special Situations Fund, the “Funds”) under the Purchase Agreements may be deemed to be beneficially owned by (i) the Global Fund, (ii) Global Opportunities Breakaway Management, L.P. (“Breakaway Management”), as the investment manager of the Global Fund and (iii) Global Opportunities Breakaway Management GP, L.L.C. (“Breakaway Management GP”), as the general partner of Breakaway Management, and each has shared voting power as to the 3,312,654 shares. Additionally, the shares held by the Funds may be deemed to be beneficially owned by (i) Harbinger Holdings, LLC (“Harbinger Holdings”), as the managing member of each of Harbinger LLC and HCPSS, and (ii) Philip A. Falcone, as the managing member of Breakaway Management GP and Harbinger Holdings and portfolio manager of each of the Funds, and Harbinger Holdings has shared voting power as to 6,625,308 shares of the Registrant’s common stock acquired under the Purchase Agreements and Mr. Falcone has shared voting power as to 9,937,962 shares of the Registrant’s common stock acquired under the Purchase Agreements, constituting approximately 34.4% and 51.6%, respectively, of the Registrant’s outstanding common stock. The percentage of ownership is based upon the 19,276,334 shares of the Registrant’s common stock outstanding as of May 1, 2009. The purchase price for the shares was paid from the working capital of the Purchasers. As a result of this transaction a change in control of the Registrant may be deemed to have occurred.
     The information in this Current Report on Form 8-K relating to the Purchase Agreements and the beneficial ownership of the Registrant’s shares and Zap.Com shares by the Purchasers and the Sellers is based solely on the Schedule 13D’s filed with the Securities and Exchange Commission by the Glazer LP, Malcolm Glazer, Linda Glazer and related beneficial owners on June 19, 2009 and July 13, 2009 and by the Purchasers and related beneficial owners on June 19, 2009 and July 13, 2009, respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On July 9, 2009, in connection with the transactions described in Item 5.01 of this Current Report on Form 8-K, which item is incorporated herein by reference, following his election to the Registrant’s Board of Directors at the 2009 Annual Meeting of Stockholders, Avram A. Glazer resigned from his positions as Chairman of the Board, President, Chief Executive Officer and director of the Registrant. Also on July 9, 2009, following the 2009 Annual Meeting of Stockholders and in connection with the sale transaction, incumbent directors Brian Glazer, Darcie Glazer and Edward Glazer resigned from the Board of Directors.
(c) On July 9, 2009, following Avram Glazer’s resignation, the Registrant’s Board of Directors appointed Philip A. Falcone, age 46, as Chairman of the Board, President and Chief Executive Officer of the Registrant. Mr. Falcone was elected to the Registrant’s Board of Directors at the Annual Meeting of Stockholders held on July 9, 2009 as a Class III director to hold office until the annual meeting in 2012. Mr. Falcone is presently the Chief Investment Officer and Chief Executive Officer of Harbinger LLC, and oversees its investment and business functions. Mr. Falcone has over two decades of experience in leveraged finance, distressed debt and special situations. Prior to joining Harbinger LLC in 2001, Mr. Falcone served as Head of High Yield trading for Barclay’s Capital. From 1998 to 2000, he managed Barclays trading operations, including trading distressed and special situations, managing risk exposure of the desk and overseeing the desk trading and analytical team. Mr. Falcone was appointed to this position in connection with the sale transaction described in Item 5.01 of this Current Report on Form 8-K, which item is incorporated herein by reference. Effective July 9, 2009, Mr. Falcone also serves as Chairman of the Board, President and Chief Executive Officer of the Registrant’s 98%-owned subsidiary, Zap.Com Corporation (OTCBB:ZPCM).
     There are no family relationships between Mr. Falcone and any of the Registrant’s officers and directors. In addition, there are no transactions to which Registrant or any of its subsidiaries is a party in which Mr. Falcone has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
(d) On July 9, 2009, the Registrant’s Board of Directors appointed Lawrence M. Clark, Jr. and Peter A. Jenson as Class I directors to hold office until the Annual Meeting in 2010. Messrs. Clark and Jenson were appointed as designees of Harbinger LLC to fill two of the director vacancies from the sale transaction described in Item 5.01 of this Current Report on Form 8-K, which item is incorporated herein by reference. At the time of this filing, Messrs. Clark and Jenson have not been, nor are expected to be, named to a committee of the Board of Directors. There are no transactions to which the Registrant or any of its subsidiaries is a party in which Mr. Clark or Mr. Jenson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On July 9, 2009, the Registrant’s Board of Directors amended Article II, Section 12 of Registrant’s Amended and Restated By-Laws (the “By-Laws”) to reduce the requirement from of a vote of 5 directors, to a vote of a majority of the then current directors, to take the following actions:
     (a) any alteration, amendment or repeal of the By-Laws;
     (b) the issuance of, or the adoption of any agreement or plan for the issuance of, any stock, rights, or other securities (including, without limitation, securities convertible into or exchangeable or exercisable for stock of the Registrant) to the stockholders or any class thereof generally, any term of which is contingent upon or effective upon the acquisition by any person with respect to such stock; and
     (c) the creation of any committee of the Board of Directors.
The amendments also removed requirements for a supermajority vote of directors to remove or replace Avram A. Glazer and Bryan G. Glazer, each of whom resigned from the Board of Directors in connection with the transactions described in Item 5.01 of this Current Report on Form 8-K.

     The text of the previous Article II, Sections 12, and the text of the amended Article II, Section 12 of the By-Laws are attached to this report as Exhibit 3.1.

Item 8.01	Other Events
On July 9, 2009, the Registrant held its Annual Meeting of Stockholders. The results of the votes taken on the various matters presented to the Company’s stockholders at the meeting are set forth below.
The three director nominees receiving the most votes for election were elected as follows:

Class III Directors: Term ending 2012	For	Withhold
Avram A. Glazer	16,171,006	1,904,819
Philip A. Falcone	9,888,684	8,187,141
Corinne J. Glass	9,888,684	8,187,141
Warren H. Gfeller	7,387,588	10,688,237
John R. Halldow	7,392,901	10,682,924
There were no abstentions or broker non-votes.
The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm was passed with the following vote:

For	Against	Abstain
17,924,987	76,850	73,987

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description

3.1	Text of Previous Article II, Section 12 and Text of Amended Article II, Section 12
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAPATA CORPORATION
Date: July 14, 2009	By:	/s/ Leonard DiSalvo
		Name:	Leonard DiSalvo
		Title:	Vice-President — Finance and CFO

Exhibit Index

Exhibit No.	Description

3.1	Excerpt from Zapata Corporation Amended and Restated By-Laws — Text of Previous Article II, Section 12 and Text of Amended Article II, Section 12